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                                                                  Exhibit 10.1.7


                               AMENDMENT AGREEMENT

            AMENDMENT AGREEMENT, dated as of April 24, 2000 (this "Agreement"), to the Amended and Restated Credit Agreement, dated as of May 1, 1998 (as heretofore amended and supplemented and as it in the future may be amended, modified or supplemented from time to time in accordance with its terms, the "Credit Agreement"), by and among Millbrook Distribution Services Inc., a Delaware corporation ("Millbrook"), The B. Manischewitz Company, LLC, a Delaware limited liability company ("Manischewitz" and, together with Millbrook, the "Borrowers"), the lenders (the "Lenders") named in Schedules 2.01(a) and 2.01(b) to the Credit Agreement (as hereinafter defined), The Chase Manhattan Bank, as administrative and collateral agent (in such capacity, the "Agent") for the Lenders, and Bank of America, N.A., as co-agent and documentation agent.

            WHEREAS, the parties hereto have agreed to amend certain provisions of the Credit Agreement.

            NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

            1. Defined Terms. Unless otherwise specifically defined herein, all capitalized terms used herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

     2. Amendments to Credit Agreement. Subject to the conditions as to effectiveness set forth in Paragraph 5 of this Agreement, the Credit Agreement is hereby amended as follows:

                           (a) The preamble to the Credit Agreement is hereby
                  amended by deleting the reference to"$90,200,000" appearing therein and substituting "$115,000,000" therefor.

                           (b) Section 1.01 of the Credit Agreement is hereby
                  amended by adding the following defined term in the appropriate alphabetical order:

                                    "Amendment Date" shall mean April 24, 2000.

                           (c) The definition of "Interest Margin" contained in
                  Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the references in the first and last paragraphs thereof to "September 30, 1998" and substituting, in each case, "September 30, 2000" therefor and (ii) deleting the reference in the last paragraph thereof to "Closing Date" and substituting "Amendment Date" therefor.



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                           (d) The definition of "Revolving Credit Termination
                  Date" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to "March 31, 2002" appearing therein and substituting "March 31, 2003" therefor.

                           (e) Section 2.01(b)(1)(B)(ii)(a) of the Credit
                  Agreement is hereby amended by deleting the reference to "$55,000,000" appearing therein and substituting "$60,000,000" therefor.

                           (f) Schedules 2.01(a), 2.01(b), 2.02 and 2.03 to the
                  Credit Agreement are hereby replaced in their entirety by Schedules 2.01(a), 2.01(b), 2.02 and 2.03 attached hereto.

            3. Additional Lender. By its signature below PNC Bank, National Association ("PNC") shall become a party to and be bound by the provisions of the Credit Agreement as a Lender and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.

            4. Representations and Warranties. The Borrowers hereby represent and warrant as of the date hereof as follows (which representations and warranties shall survive the execution and delivery of this Agreement):

               (a) All representations and warranties made by the Borrowers in
Article IV of the Credit Agreement and each of the other Loan Documents, after taking into account the effect of this Agreement, are true and correct in all material respects as of the date hereof with the same force and effect as if made on such date (except to the extent that any such representation or warranty relates expressly to an earlier date).

               (b) Each Borrower has the requisite power to execute, deliver and carry out the terms and provisions of this Agreement.

               (c) This Agreement has been duly executed and delivered by the Borrowers and constitutes the legal, valid and binding obligation of the Borrowers, and is enforceable against the Borrowers in accordance with its terms subject (i) as to enforcement of remedies, to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect, and (ii) to general principles of equity.

               (d) After giving effect to this Agreement, no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default under the Credit Agreement.

               5. Conditions Precedent. Notwithstanding any term or provision of this Agreement to the contrary, Paragraph 2 hereof shall not become effective until:


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               (a) the Agent shall have received counterparts of this Agreement, duly executed and delivered on behalf of the Borrowers, the Agent and the Lenders;

               (b) the Agent shall have received a written opinion of Parker Chapin LLP, counsel for the Borrowers, in form and substance satisfactory to the Agent and its counsel;

               (c) the Borrowers shall have furnished to the Agent quarterly and annual, in each case through March 31,2001, projected unaudited, condensed Consolidated and Consolidating balance sheets, income statements and statements of cash flows for each Borrower, together with a schedule demonstrating prospective compliance with all financial covenants contained in the Credit Agreement as at the end of each fiscal quarter ending June 30, 2000, September 30, 2000, December 31, 2000 and March 31, 2001;

               (d) the Borrowers shall have paid a fee to the Lenders and in the amounts set forth on Schedule I attached hereto;

               (e) each Lender shall have received its Revolving Credit Note and Term Note duly executed by the Borrowers (which Notes shall replace, in the case of each of the Lenders other than PNC, the Revolving Credit Notes and Term Notes, respectively, issued on the Closing Date, such replaced Notes to be returned to the Borrowers by the Lenders holding same, marked "cancelled" promptly after the Amendment Date), payable to its order and otherwise complying with the provisions of Section 2.04 of the Credit Agreement; and

               (f) the Agent shall have received such other documents as the Lenders or the Agent or the Agent's counsel shall reasonably deem necessary.

            6. Fees and Expenses of Agent. The Borrowers agree to pay all reasonable fees and out-of-pocket expenses incurred by the Agent in connection with the preparation and negotiation of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Agent.

            7. References to Credit Agreement. The term "Agreement",
"hereof", "herein" and similar terms as used in the Credit Agreement, and references in the Credit Agreement and the other Loan Documents to the Credit Agreement, shall mean and refer to, from and after the effective date of the amendments contained herein as determined in accordance with Paragraph 5 hereof, the Credit Agreement as amended by this Agreement.

            8. Continued Effectiveness. Nothing herein shall be deemed to be a waiver of any covenant or agreement contained in, or any Default or Event of Default under, the Credit Agreement or any of the other Loan Documents, except as expressly provided for hereby, and each of the parties hereto agrees that, as amended by this Agreement, all of the covenants and agreements and other provisions contained in the Credit Agreement and the other Loan Documents shall remain in full force and effect from and after the date of this Agreement.

            9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, and all of which, when taken together, shall


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constitute a single instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  [Remainder of Page Left Intentionally Blank]






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            10.   Governing Law. This Agreement shall be construed in
accordance with and governed by the laws of the State of New York (other than the conflicts of laws principles thereof).

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                  MILLBROOK DISTRIBUTION SERVICES INC.


                                  By:/s/ Richard A. Bernstein
                                     -------------------------------------------
                                         Name:      Richard A. Bernstein
                                         Title:     Chairman

                                  THE B. MANISCHEWITZ COMPANY, LLC

                                  By: Richard A. Bernstein, its managing member


                                  /s/ Richard A. Bernstein
                                  --------------------------------------------
                                    Richard A. Bernstein


                                  THE CHASE MANHATTAN BANK, as Agent and Lender


                                  By:/s/ Michael J. Miller
                                     -----------------------------------------
                                         Name:      Michael J. Miller
                                         Title:     Vice President

                                  BANK OF AMERICA, N.A.,  as Lender and Co-Agent


                                  By:/s/ Frank Palmieri
                                     -------------------------------------------
                                         Name:      Frank Palmieri
                                         Title:     Vice President


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                                  FLEET BUSINESS CREDIT CORPORATION, as Lender


                                  By:/s/ Alan F. Lyster, Jr.
                                     -------------------------------------------
                                     Name:     Alan F. Lyster, Jr.
                                     Title:    Vice President

                                  FLEET NATIONAL BANK, as Lender


                                  By:/s/ John A. O'Kane
                                     -------------------------------------------
                                     Name:     John A. O'Kane
                                     Title:    Vice President

                                  LASALLE BUSINESS CREDIT CORPORATION, as Lender


                                  By:/s/ Lawrence P. Garni
                                     -------------------------------------------
                                     Name:     Lawrence P. Garni
                                     Title:    First Vice President

                                  PNC BANK, N.A., as Lender


                                  By:/s/ David L. Raphaels
                                     -------------------------------------------
                                     Name:     David L. Raphaels
                                     Title:    Vice President



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